UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022 (December 13, 2022)

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

4
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 is incorporated herein by reference.

4
Item 8.01	Other Events.

On December 13, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of SouthState Corporation (the “Company”) approved an adjustment to the calculation of the Company’s tangible book value growth per share (“TBV Growth”) performance metric under the Performance Share Units (“PSUs”) granted to certain Company employees, including each of the named executive officers (other than Mr. Hill), in each of fiscal years 2021 and 2022 under the Company’s 2020 Omnibus Incentive Plan (the “TBV Growth Adjustment”). As approved by the Committee, the TBV Growth Adjustment excludes from the calculation of TBV Growth changes in accumulated other comprehensive income (“AOCI”) during the relevant performance period for the PSUs. The calculation of TBV Growth, including any potential impact from AOCI, will occur at the end of the respective 3-year performance period (i.e. 2023 fiscal year end for the 2021 PSU award and 2024 fiscal year end for the 2022 PSU award). The Committee determined that this exclusion was consistent with certain other exclusions from TBV Growth that were permitted under the awards’ existing terms on the basis that they were considered outside of the normal course of business. In that regard, the Committee determined that the TBV Growth Adjustment was appropriate due to the unprecedented interest rate environment during 2022, and potentially continuing into 2023 and beyond, impacting the Company’s tangible book value per share by the required adjustment to tangible book value due to recorded change in AOCI from the required mark to market of the Company’s available for sale (“AFS”) investments, and that such impact is due entirely to accounting standards applicable to AFS as opposed to held to maturity (“HTM”) investments, potentially distorting the calculation of TBV Growth based on actual operating performance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: December 14, 2022

3